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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                             ----------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               DELAWARE                                 0-27918                              13-3070826
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

                               2511 GARDEN ROAD
                            BUILDING A, SUITE 200
                             MONTEREY, CALIFORNIA                                               93940
                   (Address of principal executive offices)                                  (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

      On October 1, 2004, Century Aluminum Company ("Century") issued a press release announcing that Century and Noranda Aluminum, Inc. completed the acquisition of Kaiser's Gramercy alumina plant and related bauxite mining assets in Jamaica.

      The description of the press release set forth above is qualified in its entirety by reference to the press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (C) EXHIBITS

      The following exhibits are filed with this report:

Exhibit Number                Description
--------------                -----------
         99.1                 Press Release, dated October 1, 2004, announcing that Century Aluminum Company and
                              Noranda Aluminum, Inc. completed the acquisition of Kaiser's Gramercy alumina plant and related bauxite assets in Jamaica.

      This Current Report on Form 8-K, together with the information in Exhibit 99.1, may contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future; however, these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CENTURY ALUMINUM COMPANY

Date: October 6, 2004                 By:         /s/ Peter C. McGuire
                                         ---------------------------------------
                                          Name:  Peter C. McGuire
                                          Title: Vice President and Associate
                                                 General Counsel


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                                  EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
         99.1                 Press Release, dated October 1, 2004, announcing that Century Aluminum Company and
                              Noranda Aluminum, Inc. completed the acquisition of Kaiser's Gramercy alumina plant and related bauxite assets in Jamaica.


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